INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2020
INCOME TAXES
Summary of significant components of the Company's deferred tax assets and liabilities

	2020	2019
Deferred tax assets: Operating loss carryforwards	$6,600,000	$5,600,000
Other	700,000	1,000,000
Total deferred tax assets	7,300,000	6,600,000
Deferred tax liability:
Intangibles	(250,000)	(150,000)
Total deferred tax liabilities	(250,000)	(150,000)
Net deferred tax assets before valuation allowance	7,050,000	6,450,000
Valuation allowance	(7,050,000)	(6,450,000)
Net deferred tax asset	$—	$—

Summary of reconciliation of the statutory income tax rates to the effective rates

	2020	2019
Reconciliation to statutory rates
Expected federal income taxes benefit at statutory rates	(21)%	(21)%
Expected state tax benefit at statutory rates, net of federal benefit	(8)	(8)
Change in valuation allowance	29	29
Income tax expense (benefit)	—%	—%